SUPPLEMENT DATED FEBRUARY 12, 2021
to the following variable annuity prospectuses dated May 1, 2020

Leaders V
Leaders Access IV
Leaders Plus IV
Leaders Outlook IV

ISSUED BY:
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

This supplement updates certain information in the prospectus and should be attached to the prospectus and retained for future reference.

Effective on or about April 30, 2021, the name of each Fund and all references thereto are changing as indicated below:

Current Name	New Name
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Fund®	Invesco V.I. Main Street Fund®
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. Main Street Small Cap Fund®

HV-7827